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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-77509) of Navigant International, Inc. of our report dated June 4, 2001 relating to the financial statements of the Navigant International 401(k) Plan, which appears in this Form 11-K.



PricewaterhouseCoopers LLP
Hartford, Connecticut
June 25, 2001